Exhibit 10.1

COVER SHEET WITH SUBSCRIPTION INSTRUCTIONS

Enclosed herewith are the documents necessary to subscribe for 100,000 shares of common stock (the "Shares") of CANADIAN CANNABIS CORP., a corporation organized under the laws of Delaware (the "Corporation") and 1,000,000 warrant shares for the purchase of an additional 1,000,000 Shares of the Corporation (the "Warrants"; the Warrants and the Shares are collectively referred to as the "Securities"). The Securities are being offered to qualified investors. Set forth herein are instructions for the execution of the enclosed documents.

A.	Instructions.

Each person considering subscribing for Securities should review the following instructions:

●	Subscription Agreement: Two copies of the Subscription Agreement must be completed, executed and delivered to the Corporation at the address set forth below. If your subscription is accepted, the Corporation will execute both copies of the Subscription Agreement and return one copy to you for your records.

●	Payment: Concurrently with the delivery of the executed Subscription Agreement to the Corporation,payment for the Securities subscribed shall be tendered by cashier's check to the Corporation the address set forth below or by wire transfer pursuant to wiring instructions set forth below.

●	Acceptance or Rejection of Subscription: The Corporation shall have the right to accept or reject any subscription, in whole or in part. An acknowledgment of the Corporation's acceptance of your subscription for the Securities subscribed for will be returned to you promptly after acceptance.

B.	Communications.

All documents and any checks should be made out to and forwarded to:

CANADIAN CANNABIS CORP.

100 RUTHERFORD ROAD SOUTH

BRAMPTON ON L6W 2J2 CANADA

Attn: BENJAMIN WARD, CEO

SUBSCRIPTION AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

CANADIAN CANNABIS CORP.

100 RUTHERFORD ROAD SOUTH

BRAMPTON ON L6W 2J2 CANADA

Ladies and Gentlemen:

The undersigned wishes to subscribe to:

(i)          One Hundred Thousand (100,000) shares of the common stock, par value $0.00000l (the "Shares") of the Canadian Cannabis Corp. (the "Corporation");

(ii)         Two Hundred Thousand (200,000) warrant shares for the purchase of an additional Two Hundred Thousand (200,000) Shares (the "A Warrants"); and

(iii)         Four Hundred Thousand warrant shares for the purchase of up to an additional Four Hundred Thousand (400,000) Shares (the "B Warrants"). Additionally, upon exercise of the B Warrants, the Company shall issue up to an additional Four Hundred Thousand (400,000) warrant shares (the "C Warrants").

The Shares, the A Warrants, the B Warrants and the C Warrants are collectively referred to as the "Securities")pursuant to that Warrant Forms attached hereto as Exhibits A, B and C.

The undersigned understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), or any securities law of any state of the United States, Canada or of any other jurisdiction, and is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act).

2.             Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for the Securities set forth in Appendix A hereto for the aggregate purchase price set forth in Appendix A, which is payable as described in Section 4 hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the "Subscription Agreement").

3.             Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Corporation shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Corporation only when it is signed by a duly authorized officer of the Corporation and delivered to the undersigned. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Corporation shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "State Securities Laws").

4.             Payment for Securities. Payment for the Securities shall be tendered by undersigned concurrently with this Subscription Agreement to the Company by cashier's check or by wire transfer of immediately available funds in the amount as set forth in Appendix A hereto. The Corporation shall deliver certificates representing the Securities to the undersigned bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5.             Representations and Warranties of the Corporation. The Corporation represents and warrants that:

(a)          The Corporation is duly formed and validly existing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Corporation of its business as it is currently being conducted.

(b)          The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

6.            Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Corporation that:

(a)          General.

(i)           The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii)          The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii)         The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Corporation shall have no responsibility therefor.

2

(b)           Information Concerning the Corporation.

(i)           The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in this Subscription Agreement. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

(ii)          The undersigned confirms that it is not relying on any communication (written or oral) of the Corporation or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Corporation or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Corporation nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Corporation nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned's authority to invest in the Securities.

(iii)         The undersigned is familiar with the business and financial condition and operations of the Corporation. The undersigned has had access to such information concerning the Corporation and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(iv)         The undersigned understands that, unless the undersigned notifies the Corporation in writing to the contrary prior to acceptance of this Subscription Agreement, each of the undersigned's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the date the Subscription is accepted by the Corporation, taking into account all information received by the undersigned.

(v)         The undersigned acknowledges that the Corporation has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect and the Corporation shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(vi)         The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c)           Non-reliance.

(i)          The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Corporation, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents shall not be considered investment advice or a recommendation to purchase the Securities.

3

(ii)           The undersigned confirms that the Corporation has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legalinvestment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Corporation and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d)           Status of Undersigned.

(i)           The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii)           The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Actand as defined in NI 45-106 and was not created or used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106. The undersigned has completed the accredited investor questionnaires attached hereto as Appendix B. The undersigned agrees to furnish any additional information requested by the Corporation or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws and Canadian federal and provincial securities laws in connection with the purchase and sale of the Securities.

(e)           Restrictions on Transfer or Sale of Securities. As applies to the Purchaser:

(i)           The undersigned is acquiring the Securities solely for the undersigned's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Corporation is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)           The undersigned understands that the Securities are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the "Commission") provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Corporation has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Securities principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

4

(iii)         The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Corporation and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(iv)         The undersigned acknowledges that neither the Corporation nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

7.            Conditions to Obligations of the Corporation. The obligations of the Corporation to sell the Securities are subject to the satisfaction at or prior to the issuance of the Securities of the following conditions precedent: the representations and warranties of the undersigned contained in Section 6 hereof shall be true and correct in all respects.

8.           Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9.           Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

5

10.           Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11.           Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Corporation or the undersigned without the prior written consent of the other party.

12.           Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

13.           Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned ("Proceedings"), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

14.           Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15.           Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

16.            Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17.           Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

Ifto the Corporation:	Canadian Cannabis Corp.
100 Rutherford Road South Brampton ON L6W2J2 Canada
E-mail: sfrisch@cdncannabis.com Attention: Comptroller

with a copy to:	Thrasher Liss& Smith LLC
Five Concourse Parkway, NE, Suite 2600 Atlanta, Georgia 30328 USA
Facsimile: (404) 760-0225 E-mail: gthrasher@tlslaw.com Attention: H. Grady Thrasher, IV, Esq.

Ifto the Purchaser:	Richard Wachsberg, at the address set forth on the signature page.

6

18.           Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19.           Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Corporation and the issuance of the Securities by the Corporation, (ii) changes in the transactions, documents and instruments which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

20.           Notification of Changes. The undersigned hereby covenants and agrees to notify the Corporation upon the occurrence of any event prior to the issuance of the Securities by the Corporation pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

21.           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

7

(Signature Page for Subscription Agreement)

 IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 10th day of November, 2014.

PURCHASER:

By:	/s/ Richard Wachsberg
Richard Wachsberg

Following information to be completed by all Subscribers:

Address:		Aggregate Subscription Amount:
1 Apollo Place
	Toronto, M3J 0H2	US $150,000
Tel:	416 758-3712
Email:	Richard@Apollocorp.com

The offer to purchase Securities as set forth above is confirmed and accepted by the Corporation as to 100,000 shares of common stock and the A Warrants, B Warrants and C Warrants.

CANADIAN CANNABIS CORP.

By:	/s/ Benjamin Ward
Benjamin Ward, President

8

APPENDIX A

CONSIDERATION TO BE DELIVERED

Securities to Be Acquired	Aggregate Purchase Price to be Paid

100,000 shares of common stock and the A	US$150,000
Warrants, B Warrants and C Warrants

A-1

CERTIFICATE OF
CANADIAN INVESTOR

In addition to the covenants, representations and warranties contained in the Subscription Agreement, to which this Appendix B - Certificate of Canadian Investor is attached, the undersigned (the "Purchaser") covenants, represents and warrants to the Corporation that the Purchaser either (i) qualifies under Category 1 - Accredited Investor as an "accredited investor" as defined in NI-45-106 and has checked the appropriate box below, or (ii) qualifies under Category 2 - Minimum $150,000 Investment and has checked the appropriate box below.

1	Accredited Investor

_______	(a)	a Canadian financial institution, or a Schedule III bank;

_______	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

_______	(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

_______	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

_______	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

_______	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

_______	(g)	a municipality, public board or commission in Canada or a metropolitan community, school board, the Comite de gestion de la taxescolaire de l’ile de Montreal or an inter municipal management board in Quebec;

_______	(h)	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or an agency of that government;

B-3

_______	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

_______	(j)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

_______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level reasonably expects to exceed that net income level in the current calendar year;in the current calendar year;

_______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

_______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

_______	(n)	an investment fund that distributes or has distributed its securities only to:

(i)	a person that is or, .was an accredited investor at the time of the distribution;·

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investmentfunds ], or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment];

_______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator, or, in Quebec, the securities regulatory authority has issued a receipt;

B-4

_______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

_______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

_______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

(i)	an accredited investor, or

(ii)	an exempt purchaser in Alberta or British Columbia;

2	Minimum $150,000 Investment

(a)	Purchasing securities having an acquisition cost of not less than $150,000 paid in cash and was not created or used solely to purchase securities in reliance on the exemption from the dealer registration requirement or prospectus requirement available under section 2.10 of NI 45-106;

See related definitions and signature block beginning on following page.

B-5

Definitions:

"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union caissepopulaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"EVCC" means an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments;

"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC;

"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

B-6

"spouse" means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, or

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means in issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

"VCC" means a venture capital corporation registered under Part I of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429, whose business objective is making multiple investments.

The representations, warranties, statements and certification made in this Certificate are true and accurate as of the date of this Certificate and will be true and accurate as of the date set forth below. If any such representation, warranty, statement or certification becomes untrue or inaccurate prior to the date set forth below, the undersigned Purchaser shall give the Corporation immediate written notice thereof.

The Purchaser acknowledges that the Corporation will be relying on this Certificate in connection with the Subscription Agreement.

The statements made on this certificate are true.

EXECUTED by the Purchaser at this 10th day of November, 2014.

/s/ Richard Wachsberg
Signature

Richard Wachsberg
Print name

Daxiaco Canada
Jurisdiction of Residence

B-7

EXHIBIT A

WARRANT FORM

Attached.

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CANADIAN CANABIS CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 200,000 shares of Common Stock of Canadian Cannabis Corp. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2014-10A	Issue Date as of: November 10, 2014

Canadian Cannabis Corp., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, Richard Wachsberg (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the issue date until 5:00 p.m., E.S.T on the fifth (5th) anniversary after the issue date (the “Expiration Date”), 200,000 fully paid and non-assessable shares of Common Stock at $1.50 per share amount (the “Exercise Price,” subject to any adjustment herein). The number and character of such shares of Common Stock and the exercise price are subject to adjustment as provided herein. This Warrant may be represented by one or more certificates (each a “Warrant Certificate”), each of which shall be deemed to incorporate by reference, be subject to and be governed by the terms of this Warrant.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)	The term “Average Trading Price” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which "Average Trading Price" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term "Business Day" as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Average Trading Price" of the Common Stock shall be the fair market value per share as determined jointly by the Board and the Holder.
(b)	The term “Company” shall include Canadian Cannabis Corp. and any corporation which shall succeed or assume the obligations of Canadian Cannabis Corp. hereunder.
(c)	The term “Common Stock” includes (a) the Company’s Common Stock, $ 0.000001 par value per share, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise. The term “other securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1

(d)	The term “Exercise Date” means the date upon which the Company receives actual notice of the Holder’s exercise of some or all of this Warrant and payment of the Exercise Price in cash or immediately available funds. If the notice of exercise and the payment are received on different days, the Exercise Date shall be the latter date.
(e)	The term “Warrant” means this Common Stock Purchase Warrant.

1.                   Exercise of Warrant.

1.1.              Number of Shares Issuable upon Exercise. Subject to the terms and conditions hereof, from and after the issue date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon full exercise of this Warrant, Two Hundred Thousand (200,000) shares of Common Stock of the Company.

1.2.              Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant Certificate within four (4) days of exercise, to the Company at its principal office, accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

1.3.              Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of one or more Warrant certificates in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Exercise Price. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4.              Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.5.              Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise.

1.6.              Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant, any related Warrant Certificate, or any Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended. This Warrant, related Warrant Certificates, and all Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

2

“The securities represented by this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the provisions of any state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act and under all applicable state securities laws (including, without limitation, those of the State of Delaware). The securities may not be sold, pledged, transferred or assigned except pursuant to an effective registration statement under the Securities Act and under applicable state securities laws, or in a transaction which is exempt from registration under the provisions of the Securities Act and under provisions of applicable state securities laws; and in the case of an exemption, only if the Company has received an opinion of counsel that such transaction does not require registration of the securities, which opinion and which counsel shall be satisfactory to the Company in its sole discretion.”

2.                   Adjustment for Reorganization, Consolidation, Merger, etc.

2.1.              Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3.

2.2.              Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable in accordance with Section 2.1 by the Holder of the Warrants upon their exercise after the effective date of such dissolution pursuant to this Section 2 to a bank or trust company (a “Trustee”), as trustee for the Holder of the Warrants.

2.3.              Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3. In the event this Warrant does not continue in full force and effect after the consummation of a transaction described in Section 2.2, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 2.2.

3.                   Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Average Trading Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Average Trading Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Average Trading Price then in effect. The Average Trading Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which (a) the numerator is the Average Trading Price that would otherwise (but for the provisions of this Section 3) be in effect, and (b) the denominator is the Average Trading Price in effect on the date of such exercise.

3

4.                   Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant.

5.                   Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Stock.

6.                   Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

7.                   Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any Warrant Certificate, and, in the case of any such loss, theft or destruction of this Warrant or any Warrant Certificate, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant or any Warrant Certificate, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.                   Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9.                   Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) upon actual reciept after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: Canadian Cannabis Corp., 100 Rutherford Road, S Brampton, Ontario, Canada, Attn: Benjamin Ward (ii) if to the Holder, to Richard Wachsberg, __________________________________.

4

10.                Agreement Not a Contract of Employment or Other Relationship. This Warrant is not a contract of employment or other relationship, and if Holder acts as a consultant (or employee) or any other relationship of the Holder with the Company or any of its subsidiaries or affiliates shall not be affected in any way by this Warrant except as specifically provided herein. The execution of this Warrant shall not be construed as conferring any legal rights upon the Holder for the continuation of any relationship with the Company or any of its subsidiaries or affiliates, nor shall it interfere with the right of the Company or any of its subsidiaries or affiliates to treat the Holder without regard to the effect which such treatment might have upon him as a Holder.

11.                Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

12. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Delaware, USA. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

SIGNATURE PAGE FOLLOWS

5

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CANADIAN CANNABIS CORP.

By:
Benjamin Ward, President

Witness:

6

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

To: Canadian Cannabis Corp.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase:

________ shares of the Common Stock covered by such Warrant;

The undersigned herewith makes payment of the full amount for such shares at the Exercise Price per share provided for in such Warrant. Such payment takes the form of:

$__________ in lawful money of the United States; and

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is ________________________________________________________________________________________________

Number of Shares of Common Stock Beneficially Owned on the date of exercise: ____________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

7

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Canadian Cannabis Corp. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Canadian Cannabis Corp. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________	(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)	(address)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)	(address)

8

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CANADIAN CANABIS CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 400,000 shares of Common Stock of Canadian Cannabis Corp. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2014-10B	Issue Date as of: November 10, 2014

Canadian Cannabis Corp., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, Richard Wachsberg (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the issue date until 5:00 p.m., E.S.T on the fifth (5th) anniversary after the issue date (the “Expiration Date”), 400,000 fully paid and non-assessable shares of Common Stock at a per share amount equal to the Calculated Price (as defined herein) and 400,000 additional warrants pursuant to the warrant agreement attached hereto as Exhibit C (the “C Warrants”). The number and character of such shares of Common Stock and the Calculated Price are subject to adjustment as provided herein. This Warrant may be represented by one or more certificates (each a “Warrant Certificate”), each of which shall be deemed to incorporate by reference, be subject to and be governed by the terms of this Warrant.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)	The term “Average Trading Price” means, as of any particular date: (a) the volume weighted average of the closing sales prices of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which "Average Trading Price" is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term "Business Day" as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the "Average Trading Price" of the Common Stock shall be the fair market value per share as determined jointly by the Board and the Holder.
(b)	The term “Calculated Price” means 100% of Average Trading Price on the Exercise Date.
(c)	The term “Company” shall include Canadian Cannabis Corp. and any corporation which shall succeed or assume the obligations of Canadian Cannabis Corp. hereunder.

(d)	The term “Common Stock” includes (a) the Company’s Common Stock, $ 0.000001 par value per share, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise. The term “other securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(e)	The term “Exercise Date” means the date upon which the Company receives actual notice of the Holder’s exercise of some or all of this Warrant and payment of the Calculated Price in cash or immediately available funds. If the notice of exercise and the payment are received on different days, the Exercise Date shall be the latter date.

(f)	The term “Warrant” means this Common Stock Purchase Warrant.

1.                   Exercise of Warrant.

1.1.              Number of Shares Issuable upon Exercise. Subject to the terms and conditions hereof, from and after the issue date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon full exercise of this Warrant, Eight Hundred Thousand (800,000) shares of Common Stock of the Company.

1.2.              Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant Certificate within four (4) days of exercise, to the Company at its principal office, accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Calculated Price then in effect.

On any such full exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a C Warrant in the form of Exhibit C permitting the Holder to purchase the same number of Shares as the number of Shares exercised at a price equal to the Calculated Price used in such full exercise.

1.3.              Partial Exercise. This Warrant may be exercised in part (but for not less than 10,000 shares) by surrender of one or more Warrant certificates in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Calculated Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof

(a)                 a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised; and

(b)                 a C Warrant in the form of Exhibit C permitting the Holder to purchase the same number of Shares as the number of Shares partially exercised at a price equal to the Calculated Price used in such partial exercise.

1.4.              Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.5.              Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise.

1.6.              Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant, any related Warrant Certificate, or any Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended. This Warrant, related Warrant Certificates, and all Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“The securities represented by this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the provisions of any state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act and under all applicable state securities laws (including, without limitation, those of the State of Delaware). The securities may not be sold, pledged, transferred or assigned except pursuant to an effective registration statement under the Securities Act and under applicable state securities laws, or in a transaction which is exempt from registration under the provisions of the Securities Act and under provisions of applicable state securities laws; and in the case of an exemption, only if the Company has received an opinion of counsel that such transaction does not require registration of the securities, which opinion and which counsel shall be satisfactory to the Company in its sole discretion.”

2.                   Adjustment for Reorganization, Consolidation, Merger, etc.

2.1.              Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3.

2.2.              Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable in accordance with Section 2.1 by the Holder of the Warrants upon their exercise after the effective date of such dissolution pursuant to this Section 2 to a bank or trust company (a “Trustee”), as trustee for the Holder of the Warrants.

2.3.              Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3. In the event this Warrant does not continue in full force and effect after the consummation of a transaction described in Section 2.2, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 2.2.

3.                   Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Average Trading Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Average Trading Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Average Trading Price then in effect. The Average Trading Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which (a) the numerator is the Average Trading Price that would otherwise (but for the provisions of this Section 3) be in effect, and (b) the denominator is the Average Trading Price in effect on the date of such exercise.

4.                   Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Calculated Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant.

5.                   Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Stock.

6.                   Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

7.                   Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any Warrant Certificate, and, in the case of any such loss, theft or destruction of this Warrant or any Warrant Certificate, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant or any Warrant Certificate, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.                   Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9.                   Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) upon actual reciept after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: Canadian Cannabis Corp., 100 Rutherford Road, S Brampton, Ontario, Canada, Attn: Benjamin Ward (ii) if to the Holder, to Richard Wachsberg, __________________________________.

10.                Agreement Not a Contract of Employment or Other Relationship. This Warrant is not a contract of employment or other relationship, and if Holder acts as a consultant (or employee) or any other relationship of the Holder with the Company or any of its subsidiaries or affiliates shall not be affected in any way by this Warrant except as specifically provided herein. The execution of this Warrant shall not be construed as conferring any legal rights upon the Holder for the continuation of any relationship with the Company or any of its subsidiaries or affiliates, nor shall it interfere with the right of the Company or any of its subsidiaries or affiliates to treat the Holder without regard to the effect which such treatment might have upon him as a Holder.

11.                Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

12. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Delaware, USA. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CANADIAN CANNABIS CORP.

By:
Benjamin Ward, President

Witness:

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

To: Canadian Cannabis Corp.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase:

________ shares of the Common Stock covered by such Warrant;

The undersigned herewith makes payment of the full Calculated Price for such shares at the Calculated Price per share provided for in such Warrant. Such payment takes the form of:

$__________ in lawful money of the United States; and

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is ________________________________________________________________________________________________

Number of Shares of Common Stock Beneficially Owned on the date of exercise: ____________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Canadian Cannabis Corp. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Canadian Cannabis Corp. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________	(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)	(address)

ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)	(address)

Exhibit C

FORM OF C WARRANT

(To be issued only on the full or partial exercise of Warrant)

9

Exhibit 10.1.4

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CANADIAN CANABIS CORP. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 400,000 shares of Common Stock of Canadian Cannabis Corp. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No. 2014-10C	Issue Date as of:

Canadian Cannabis Corp., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, Richard Wachsberg (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the issue date until 5:00 p.m., E.S.T on the fifth (5th) anniversary after the issue date (the “Expiration Date”), 400,000 fully paid and non-assessable shares of Common Stock at $3.00 per share (the “Exercise Price,” subject to any adjustment herein ). The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. This Warrant may be represented by one or more certificates (each a “Warrant Certificate”), each of which shall be deemed to incorporate by reference, be subject to and be governed by the terms of this Warrant.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)	The term “Exercise Price” has the meaning set forth in the first paragraph.
(b)	The term “Company” shall include Canadian Cannabis Corp. and any corporation which shall succeed or assume the obligations of Canadian Cannabis Corp. hereunder.
(c)	The term “Common Stock” includes (a) the Company’s Common Stock, $ 0.000001 par value per share, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise. The term “other securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.
(d)	The term “Exercise Date” means the date upon which the Company receives actual notice of the Holder’s exercise of some or all of this Warrant and payment of the Exercise Price in cash or immediately available funds. If the notice of exercise and the payment are received on different days, the Exercise Date shall be the latter date.
(e)	The term “Warrant” means this Common Stock Purchase Warrant.

1.                   Exercise of Warrant.

1.1.              Number of Shares Issuable upon Exercise. Subject to the terms and conditions hereof, from and after the issue date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon full exercise of this Warrant, Four Hundred Thousand (400,000) shares of Common Stock of the Company.

1.2.              Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant Certificate within four (4) days of exercise, to the Company at its principal office, accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Exercise Price.

1.3.              Partial Exercise. This Warrant may be exercised in part (but for not less than 10,000 shares) by surrender of one or more Warrant certificates in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Exercise Price. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised; and

1.4.              Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.5.              Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise.

1.6.              Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant, any related Warrant Certificate, or any Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended. This Warrant, related Warrant Certificates, and all Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“The securities represented by this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the provisions of any state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act and under all applicable state securities laws (including, without limitation, those of the State of Delaware). The securities may not be sold, pledged, transferred or assigned except pursuant to an effective registration statement under the Securities Act and under applicable state securities laws, or in a transaction which is exempt from registration under the provisions of the Securities Act and under provisions of applicable state securities laws; and in the case of an exemption, only if the Company has received an opinion of counsel that such transaction does not require registration of the securities, which opinion and which counsel shall be satisfactory to the Company in its sole discretion.”

2

2.                   Adjustment for Reorganization, Consolidation, Merger, etc.

2.1.              Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3.

2.2.              Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable in accordance with Section 2.1 by the Holder of the Warrants upon their exercise after the effective date of such dissolution pursuant to this Section 2 to a bank or trust company (a “Trustee”), as trustee for the Holder of the Warrants.

2.3.              Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3. In the event this Warrant does not continue in full force and effect after the consummation of a transaction described in Section 2.2, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 2.2.

3.                   Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 3) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

4.                   Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant.

3

5.                   Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Stock.

6.                   Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

7.                   Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any Warrant Certificate, and, in the case of any such loss, theft or destruction of this Warrant or any Warrant Certificate, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant or any Warrant Certificate, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.                   Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

9.                   Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) upon actual reciept after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: Canadian Cannabis Corp., 100 Rutherford Road, S Brampton, Ontario, Canada, Attn: Benjamin Ward (ii) if to the Holder, to Richard Wachsberg, 1 Apollo Place, Toronto, ON M3H 0A2.

10.                Agreement Not a Contract of Employment or Other Relationship. This Warrant is not a contract of employment or other relationship, and if Holder acts as a consultant (or employee) or any other relationship of the Holder with the Company or any of its subsidiaries or affiliates shall not be affected in any way by this Warrant except as specifically provided herein. The execution of this Warrant shall not be construed as conferring any legal rights upon the Holder for the continuation of any relationship with the Company or any of its subsidiaries or affiliates, nor shall it interfere with the right of the Company or any of its subsidiaries or affiliates to treat the Holder without regard to the effect which such treatment might have upon him as a Holder.

4

11.                Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

12.                No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

13.                Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Delaware, USA. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

SIGNATURE PAGE FOLLOWS.

5

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CANADIAN CANNABIS CORP.

By:
Benjamin Ward, President

6

Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

To: Canadian Cannabis Corp.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase:

________ shares of the Common Stock covered by such Warrant;

The undersigned herewith makes payment of the full Exercise Price for such shares at the Exercise Price per share provided for in such Warrant. Such payment takes the form of:

$__________ in lawful money of the United States; and

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________________ whose address is _______________________________________________________________________________________________

Number of Shares of Common Stock Beneficially Owned on the date of exercise: ____________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit A - 1

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Canadian Cannabis Corp. to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Canadian Cannabis Corp. with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]
(address)

(Name)

Exhibit B - 1
B